UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT
George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen — and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

Balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2016

Class IA: $9.94	Class IB: $9.92

Total return at net asset value

					George
			S&P 500		Putnam
			Index	Barclays U.S.	Blended Index
(as of	Class IA	Class IB	(primary	Aggregate	(secondary
6/30/16)	shares*	shares*	benchmark)	Bond Index	benchmark)

6 months	3.21%	3.13%	3.84%	5.31%	4.62%

1 year	0.75	0.56	3.99	6.00	5.23

5 years	48.61	46.77	77.02	20.28	54.41
Annualized	8.25	7.98	12.10	3.76	9.08

10 years	44.94	41.40	104.65	64.97	99.37
Annualized	3.78	3.52	7.42	5.13	7.14

Life	104.38	96.22	165.45	156.80	189.08
Annualized	4.01	3.78	5.52	5.33	6.02

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

What was the market environment like during the fund’s six-month reporting period ended June 30, 2016?

In the early part of 2016, stock and bond markets around the world generally suffered from low commodity prices and economic risks proceeding from China and other emerging economies. In addition, negative interest rates were an obstacle to global financial markets. Some of these pressures eased beginning in mid-February, particularly as oil prices began to rise and the U.S. dollar weakened relative to other global currencies.

The remainder of the period was somewhat calmer by comparison — until, that is, U.K. voters elected in late June to leave the European Union. This surprising event caused some turmoil for U.S. markets, but it has not seemed to pose a substantial economic or market risk to the United States. Indeed, with the appointment of a new British Prime Minister shortly after period-end, we are cautiously optimistic that the period of fear and uncertainty stemming from “Brexit” will prove to be short-lived.

How did the fund perform in this environment?

The fund’s class IA shares returned 3.21%, which was only slightly lower than its all-stock benchmark, the S&P 500 Index, which returned 3.84%. Our corporate bond, Treasury, and other fixed-income holdings helped stabilize performances somewhat. However, the fund’s results lagged its custom stock/bond secondary benchmark.

In terms of stocks, we avoided a number of mega-cap companies — some of the more stable, defensive companies available to investors — and this hurt relative results. In short, we believed these companies were not attractive on their fundamental merits but were places for investors to hide during the period. Similarly, our preference for smaller, growth-oriented biotech stocks over the stocks of larger, more stable pharmaceutical companies proved to be a drag on relative results. In addition, our emphasis on financial stocks that we believed would stand to benefit from rising interest rates detracted from relative returns, as rates actually declined during the period as a result of macroeconomic fears.

What are your thoughts on the fundamentals of the investment-grade corporate bond sector, where the fund had approximately 15% of its assets invested?

U.S. corporate fundamentals have been generally solid, in our view, though we think we are past the peak levels of U.S. corporate health. That said, we expect companies’ profit margins and general indebtedness to remain at current levels, or even to deteriorate slightly from where they stood at the end of June 2016. Another positive factor for the investment-grade market was the healthy supply of new bonds. Issuance remained elevated through the first half of 2016, as companies sought to take advantage of low interest rates to fund mergers and acquisitions.

However, the new issue calendar slowed toward the end of the period with the approach of Brexit, which worsened the regularly occurring slowdown in issuance that is caused by quarter-end corporate blackouts. We believe the implications of Brexit and the time frame of its effects are still uncertain. Nevertheless, we have continued to find current spread levels — or the general yield advantage offered by investment-grade bonds over safer Treasuries of similar maturity — to be attractive versus their underlying risks.

What is your outlook for the U.S. economy and stock market?

We continue to believe the U.S. economy is in the later stages of its expansionary cycle, and we think stock market volatility may continue to rise as this cycle matures. For the balance of 2016, we believe that U.S. companies will exhibit modestly accelerating, low- to mid-single-digit earnings growth. Although strength appeared to have returned to the U.S. dollar post-Brexit, we do not think this will be too much of a headwind for U.S. exporters, for example, and we expect relative stability in the price of oil to continue providing a boost to the energy sector.

The global macroeconomic risks to this view cannot be ignored, however. Indeed, we have seen a wider range of potential outcomes for the markets than we have seen in recent history. From our perspective, China’s economic situation poses perhaps one of the more substantial risks to the global economy. We do not think China has shed any of its credit-growth problems, and the risk of policy error in China runs high, in our view. Indeed, the entire non-U.S. political arena has been fraught with a variety of uncertainties, so focusing on what could go wrong has become an important part of our analytical forecasting.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

2 Putnam VT George Putnam Balanced Fund

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research at Putnam. Aaron joined Putnam in 2011 and has been in the industry since 1999.

Portfolio Manager Paul Scanlon, CFA, is Co-Head of Fixed Income at Putnam. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/15	0.72%	0.97%

Annualized expense ratio for the six-month period
ended 6/30/16	0.73%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.69	$4.95	$3.67	$4.92

Ending value
(after expenses)	$1,032.10	$1,031.30	$1,021.23	$1,019.99

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 6/30/16 (Unaudited)

COMMON STOCKS (60.6%)*	Shares	Value

Basic materials (2.2%)
Air Products & Chemicals, Inc.	1,013	$143,887

Albemarle Corp.	1,583	125,548

Alcoa, Inc.	3,762	34,874

ArcelorMittal SA (France) †	5,976	27,514

Axalta Coating Systems, Ltd. †	5,053	134,056

Barrick Gold Corp. (Canada)	1,423	30,381

Chemtura Corp. †	2,647	69,828

Dow Chemical Co. (The)	4,332	215,344

E.I. du Pont de Nemours & Co.	3,379	218,959

Ingevity Corp. †	574	19,539

Martin Marietta Materials, Inc.	403	77,376

Monsanto Co.	1,854	191,722

Multi Packaging Solutions International, Ltd. †	1,204	16,073

Newmont Mining Corp.	2,936	114,856

Nucor Corp.	1,278	63,146

PPG Industries, Inc.	1,998	208,092

Praxair, Inc.	923	103,736

Sealed Air Corp.	3,262	149,954

Sherwin-Williams Co. (The)	2,229	654,590

Smurfit Kappa Group PLC (Ireland)	2,266	49,584

Steel Dynamics, Inc.	576	14,112

Symrise AG (Germany)	972	66,233

W.R. Grace & Co.	468	34,262

		2,763,666
Capital goods (3.2%)
Allegion PLC (Ireland)	737	51,170

Ball Corp.	1,358	98,170

General Dynamics Corp.	6,773	943,073

Honeywell International, Inc.	4,593	534,258

KION Group AG (Germany)	1,018	49,240

Manitowoc Foodservice, Inc. †	16,746	295,065

Northrop Grumman Corp.	5,525	1,228,097

Pentair PLC	2,758	160,764

Raytheon Co.	1,918	260,752

Stericycle, Inc. †	1,025	106,723

Triumph Group, Inc.	1,990	70,645

United Technologies Corp.	2,298	235,660

		4,033,617
Communication services (3.3%)
American Tower Corp. R	5,460	620,311

AT&T, Inc.	33,900	1,464,819

Charter Communications, Inc. Class A †	2,545	581,889

Comcast Corp. Class A	11,329	738,538

DISH Network Corp. Class A †	1,707	89,447

Equinix, Inc. R	502	194,640

Level 3 Communications, Inc. †	9,712	500,071

Liberty Global PLC LiLAC Class A
(United Kingdom) †	6	186

		4,189,901
Conglomerates (1.1%)
Danaher Corp.	4,315	435,815

Siemens AG (Germany)	1,640	167,998

Tyco International PLC	18,535	789,591

		1,393,404
Consumer cyclicals (6.7%)
Advance Auto Parts, Inc.	928	149,993

Amazon.com, Inc. †	2,087	1,493,499

COMMON STOCKS (60.6%)* cont.	Shares	Value

Consumer cyclicals cont.
AutoZone, Inc. †	130	$103,199

Brunswick Corp.	2,169	98,299

CaesarStone Sdot-Yam, Ltd. (Israel) †	4,023	139,839

CBS Corp. Class B (non-voting shares)	4,274	232,677

Criteo SA ADR (France) †	1,765	81,049

Ctrip.com International, Ltd. ADR (China) †	4,562	187,954

Dollar General Corp.	3,563	334,922

Five Below, Inc. †	3,285	152,457

GNC Holdings, Inc. Class A	3,651	88,683

Hanesbrands, Inc.	12,271	308,370

Hilton Worldwide Holdings, Inc.	13,210	297,621

Home Depot, Inc. (The)	5,569	711,106

Johnson Controls, Inc.	5,308	234,932

Live Nation Entertainment, Inc. †	15,572	365,942

MasterCard, Inc. Class A	4,255	374,695

NIKE, Inc. Class B	6,934	382,757

Penn National Gaming, Inc. †	13,777	192,189

Priceline Group, Inc. (The) †	400	499,364

RE/MAX Holdings, Inc. Class A	7,302	293,979

Rollins, Inc.	6,203	181,562

Time Warner, Inc.	4,448	327,106

TJX Cos., Inc. (The)	5,561	429,476

Vulcan Materials Co.	489	58,856

Wal-Mart Stores, Inc.	2,594	189,414

Walt Disney Co. (The)	3,124	305,590

Wynn Resorts, Ltd.	2,254	204,303

		8,419,833
Consumer staples (7.4%)
Avon Products, Inc.	10,732	40,567

Bright Horizons Family Solutions, Inc. †	2,531	167,831

Campbell Soup Co.	776	51,627

Chipotle Mexican Grill, Inc. †	76	30,610

Costco Wholesale Corp.	3,319	521,216

Coty, Inc. Class A	7,319	190,221

CVS Health Corp.	5,540	530,400

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $46,212) (Private) (Germany) † ∆∆ F	6	37,504

Dr. Pepper Snapple Group, Inc.	4,313	416,765

Edgewell Personal Care Co. †	3,825	322,868

General Mills, Inc.	2,615	186,502

Hain Celestial Group, Inc. (The) †	1,233	61,342

JM Smucker Co. (The)	2,614	398,400

Kellogg Co.	1,093	89,243

Kraft Heinz Co. (The)	6,207	549,195

Kroger Co. (The)	8,888	326,990

LKQ Corp. †	2,591	82,135

Mead Johnson Nutrition Co.	1,916	173,877

Molson Coors Brewing Co. Class B	2,917	294,996

Monster Beverage Corp. †	3,812	612,627

Nomad Foods, Ltd. (United Kingdom) †	6,332	50,529

PepsiCo, Inc.	15,082	1,597,787

Philip Morris International, Inc.	6,684	679,896

Procter & Gamble Co. (The)	5,206	440,792

Restaurant Brands International LP
(Units) (Canada)	18	749

Restaurant Brands International, Inc. (Canada)	4,238	176,301

Reynolds American, Inc.	3,536	190,696

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (60.6%)* cont.	Shares	Value

Consumer staples cont.
Spectrum Brands Holdings, Inc.	458	$54,644

Walgreens Boots Alliance, Inc.	7,724	643,177

Yum! Brands, Inc.	4,216	349,591

		9,269,078
Energy (4.5%)
Anadarko Petroleum Corp.	16,265	866,111

Antero Resources Corp. †	685	17,796

Apache Corp.	3,015	167,845

Baker Hughes, Inc.	1,870	84,393

California Resources Corp.	47	573

Cenovus Energy, Inc. (Canada)	10,390	143,712

Cheniere Energy, Inc. †	1,505	56,513

Chevron Corp.	6,782	710,957

Cimarex Energy Co.	583	69,564

Concho Resources, Inc. †	722	86,113

ConocoPhillips	8,259	360,092

Continental Resources, Inc. †	1,835	83,070

Devon Energy Corp.	2,166	78,518

Enterprise Products Partners LP	7,462	218,338

EOG Resources, Inc.	4,928	411,094

Exxon Mobil Corp.	109	10,218

Halliburton Co.	4,690	212,410

Hess Corp.	972	58,417

Independence Contract Drilling, Inc. †	6,201	33,671

Marathon Oil Corp.	15,198	228,122

Occidental Petroleum Corp.	3,578	270,354

Pioneer Natural Resources Co.	1,741	263,257

Range Resources Corp.	7,094	306,035

Rice Energy, Inc. †	1,945	42,868

Royal Dutch Shell PLC Class A (United Kingdom)	17,829	486,792

Schlumberger, Ltd.	659	52,114

Southwestern Energy Co. †	1,583	19,914

Suncor Energy, Inc. (Canada)	8,149	225,972

Suncor Energy, Inc. (Canada)	2,770	76,843

Targa Resources Corp.	656	27,644

		5,669,320
Financials (9.3%)
AllianceBernstein Holding LP	10,825	252,223

American International Group, Inc.	11,786	623,362

Ameriprise Financial, Inc.	2,487	223,457

Assured Guaranty, Ltd.	10,809	274,224

AvalonBay Communities, Inc. R	1,231	222,060

Bank of America Corp.	72,545	962,672

Bank of New York Mellon Corp. (The)	10,017	389,160

Berkshire Hathaway, Inc. Class B †	274	39,672

Boston Properties, Inc. R	1,688	222,647

Capital One Financial Corp.	4,635	294,369

CBRE Group, Inc. Class A †	2,311	61,195

Charles Schwab Corp. (The)	22,499	569,450

Chubb, Ltd.	3,492	456,439

Citigroup, Inc.	9,364	396,940

Equity Lifestyle Properties, Inc. R	1,577	126,239

Essex Property Trust, Inc. R	203	46,302

Federal Realty Investment Trust R	709	117,375

Gaming and Leisure Properties, Inc. R	6,027	207,811

General Growth Properties R	6,533	194,814

Genworth Financial, Inc. Class A †	31,166	80,408

Hartford Financial Services Group, Inc. (The)	9,201	408,340

COMMON STOCKS (60.6%)* cont.	Shares	Value

Financials cont.
Invesco, Ltd.	5,807	$148,311

JPMorgan Chase & Co.	18,895	1,174,135

KeyCorp	22,830	252,272

Kimco Realty Corp. R	1,788	56,107

KKR & Co. LP	31,702	391,203

Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † ∆∆ F	14,867	38,134

Pebblebrook Hotel Trust R	1,813	47,591

Prudential PLC (United Kingdom)	19,891	338,859

Public Storage R	842	215,207

Simon Property Group, Inc. R	1,218	264,184

Synchrony Financial †	20,232	511,465

Visa, Inc. Class A	10,649	789,836

Vornado Realty Trust R	789	78,995

Wells Fargo & Co.	23,630	1,118,408

		11,593,866
Health care (7.7%)
Abbott Laboratories	1,547	60,813

Aetna, Inc.	1,095	133,732

Allergan PLC †	3,542	818,521

Amgen, Inc.	3,194	485,967

Anthem, Inc.	433	56,870

Baxter International, Inc.	2	90

Becton Dickinson and Co.	2,193	371,911

Biogen, Inc. †	1,725	417,140

Boston Scientific Corp. †	4,584	107,128

Bristol-Myers Squibb Co.	7,107	522,720

C.R. Bard, Inc.	1,304	306,649

Cardinal Health, Inc.	2,408	187,848

Celgene Corp. †	5,376	530,235

Cigna Corp.	2,135	273,259

Cooper Cos., Inc. (The)	1,180	202,453

DexCom, Inc. †	865	68,620

Edwards Lifesciences Corp. †	1,191	118,778

Eli Lilly & Co.	6,125	482,344

Express Scripts Holding Co. †	2,086	158,119

Gilead Sciences, Inc.	10,959	914,200

Henry Schein, Inc. †	677	119,694

HTG Molecular Diagnostics, Inc. †	726	1,888

Intuitive Surgical, Inc. †	450	297,635

Jazz Pharmaceuticals PLC †	696	98,352

Johnson & Johnson	3,120	378,456

Medivation, Inc. †	4,126	248,798

Medtronic PLC	2,991	259,529

Merck & Co., Inc.	10,472	603,292

Mylan NV †	6,227	269,255

Pfizer, Inc.	15,686	552,304

Press Ganey Holdings, Inc. †	1,523	59,930

Service Corp. International/US	4,324	116,921

TESARO, Inc. †	3,009	252,906

Ventas, Inc. R	2,803	204,114

		9,680,471
Technology (11.4%)
Adobe Systems, Inc. †	4,564	437,186

Agilent Technologies, Inc.	7,158	317,529

Alibaba Group Holding, Ltd. ADR (China) †	2,635	209,562

Alphabet, Inc. Class A †	2,785	1,959,331

Analog Devices, Inc.	1,764	99,913

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (60.6%)* cont.	Shares	Value

Technology cont.
Apple, Inc.	24,107	$2,304,629

Broadcom, Ltd.	1,185	184,149

Castlight Health, Inc. Class B †	26,495	104,920

Cisco Systems, Inc.	29,572	848,421

Computer Sciences Corp.	4,920	244,278

EMC Corp.	15,128	411,028

Facebook, Inc. Class A †	11,438	1,307,135

Fidelity National Information Services, Inc.	4,373	322,203

GoDaddy, Inc. Class A †	2,871	89,546

Hewlett Packard Enterprise Co.	8,330	152,189

HP, Inc.	21,578	270,804

Intel Corp.	6	197

L-3 Communications Holdings, Inc.	2,406	352,936

Lam Research Corp.	3,567	299,842

Micron Technology, Inc. †	17,868	245,864

Microsoft Corp.	33,669	1,722,843

NVIDIA Corp.	6,664	313,275

ON Semiconductor Corp. †	6,163	54,358

Oracle Corp.	4,935	201,990

QUALCOMM, Inc.	5,110	273,743

salesforce.com, Inc. †	5,737	455,575

TE Connectivity, Ltd.	3,634	207,538

Tencent Holdings, Ltd. (China)	3,736	85,112

Texas Instruments, Inc.	6,713	420,569

TubeMogul, Inc. †	2,650	31,535

Wix.com, Ltd. (Israel) †	3,290	99,852

Yahoo!, Inc. †	5,987	224,872

		14,252,924
Transportation (1.1%)
American Airlines Group, Inc.	7,859	222,488

Union Pacific Corp.	9,175	800,519

United Parcel Service, Inc. Class B	3,555	382,945

		1,405,952
Utilities and power (2.7%)
American Electric Power Co., Inc.	2,708	189,804

American Water Works Co., Inc.	3,276	276,855

Calpine Corp. †	20,165	297,434

Edison International	2,022	157,049

ENI SpA (Italy)	21,073	340,217

Exelon Corp.	12,661	460,354

NextEra Energy Partners LP	3,628	110,219

NextEra Energy, Inc.	3,361	438,274

NRG Energy, Inc.	24,291	364,122

NRG Yield, Inc. Class C	6,874	107,166

PG&E Corp.	5,839	373,229

Sempra Energy	2,118	241,494

		3,356,217

Total common stocks (cost $71,214,318)		$76,028,249

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.4%)
Government National Mortgage Association
Pass-Through Certificates
3 1/2s, February 20, 2045	$93,736	$100,133
3 1/2s, TBA, August 1, 2046	1,000,000	1,059,727
3 1/2s, TBA, July 1, 2046	1,000,000	1,061,172
3s, TBA, August 1, 2046	1,000,000	1,043,164
3s, TBA, July 1, 2046	1,000,000	1,045,156
		4,309,352

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.2%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations (8.8%)
Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	$296,408	$335,079
5s, August 1, 2033	109,977	122,595
4 1/2s, November 1, 2044	1,870,417	2,070,245
4 1/2s, TBA, July 1, 2046	2,000,000	2,183,438
4s, TBA, August 1, 2046	1,000,000	1,071,328
4s, TBA, July 1, 2046	1,000,000	1,072,188
3 1/2s, TBA, July 1, 2046	2,000,000	2,109,844
3s, June 1, 2046 ##	1,000,000	1,044,531
3s, TBA, July 1, 2046	1,000,000	1,037,578
		11,046,826
Total U.S. government and agency mortgage
obligations (cost $15,216,568)		$15,356,178

U.S. TREASURY OBLIGATIONS (10.1%)*	Principal amount	Value

U.S. Treasury Bonds 2 3/4s, August 15, 2042	$980,000	$1,078,498

U.S. Treasury Notes
2 1/8s, May 15, 2025	300,000	316,875
2s, November 30, 2020	3,450,000	3,605,014
1 3/8s, September 30, 2018	2,280,000	2,317,941
1 1/8s, December 31, 2019	950,000	960,316
0 3/4s, March 31, 2018	3,320,000	3,329,322
0 3/4s, December 31, 2017	1,030,000	1,032,811
Total U.S. treasury obligations (cost $12,325,642)		$12,640,777

CORPORATE BONDS AND NOTES (16.5%)*	Principal amount	Value

Basic materials (0.8%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036
(Canada)	$22,000	$27,823

Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4 5/8s, 2022
(Germany)	15,000	15,919

CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	42,000	39,834

CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	53,000	51,623

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	11,000	12,692

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	30,000	29,818

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	35,000	37,067

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	15,000	16,448

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	11,000	10,783

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	195,529

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6s, 2041
(Canada)	5,000	4,325

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	81,000	75,735

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4s, 2025	54,000	47,790

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 2 7/8s, 2020	35,000	32,900

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	14,536

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Basic materials cont.
INVISTA Finance, LLC 144A company
guaranty sr. notes 4 1/4s, 2019	$12,000	$11,700

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	54,962

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.2s, 2030	140,000	187,937

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95s, 2031	10,000	13,345

WestRock RKT Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	25,000	26,485

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s,
2032 R	82,000	108,486

		1,015,737
Capital goods (0.3%)
Delphi Corp. company guaranty sr. unsec.
notes 5s, 2023	5,000	5,300

Legrand France SA sr. unsec. unsub. notes 8 1/2s,
2025 (France)	104,000	141,690

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4 3/8s, 2035	15,000	16,967

Northrop Grumman Systems Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2026	30,000	42,019

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	173,497

United Technologies Corp. sr. unsec.
unsub. notes 5.7s, 2040	15,000	19,663

		399,136
Communication services (1.4%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	20,000	21,269

American Tower Corp. sr. unsec. notes 3.4s, 2019 R	71,000	73,934

American Tower Corp. sr. unsec.
unsub. bonds 3 3/8s, 2026 R	75,000	75,390

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	12,000	12,298

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	30,000	32,000

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A
sr. sub. bonds 6.484s, 2045	117,000	139,700

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A
sr. sub. notes 4.908s, 2025	38,000	41,545

Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455s, 2022	25,000	35,654

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	27,000	36,962

Crown Castle International Corp. sr. unsec.
notes 4 7/8s, 2022 R	10,000	10,975

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	114,464

Koninklijke KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	13,831

NBCUniversal Media, LLC company
guaranty sr. unsec. unsub. notes 6.4s, 2040	55,000	76,690

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	14,614

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2043
(Canada)	35,000	37,029

SBA Tower Trust 144A sr. notes 5.101s, 2017	175,000	175,259

TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	45,000	64,485

Telecom Italia SpA 144A sr. unsec. notes 5.303s,
2024 (Italy)	200,000	199,500

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Communication services cont.
Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	$150,000	$166,057

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045s, 2036
(Spain)	10,000	12,773

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 5.462s, 2021
(Spain)	94,000	107,244

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	2,000	2,553

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522s, 2048	157,000	163,484

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	110,000	138,140

		1,765,850
Conglomerates (0.2%)
General Electric Co. jr. unsec. sub. FRB Ser. D,
5s, perpetual maturity	241,000	255,761

		255,761
Consumer cyclicals (2.0%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85s, 2039	25,000	36,098

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2024	135,000	176,302

Autonation, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2025	30,000	31,679

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	92,000	100,558

Bed Bath & Beyond, Inc. sr. unsec.
sub. notes 5.165s, 2044	74,000	65,200

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	127,000	180,052

Dollar General Corp. sr. unsec.
sub. notes 3 1/4s, 2023	60,000	62,290

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	88,000	98,434

Expedia, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2026	10,000	10,386

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	34,000	51,881

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	210,000	268,868

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	28,048

General Motors Co. sr. unsec.
unsub. notes 6 3/4s, 2046	40,000	47,447

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.3s, 2025	142,000	145,690

Grupo Televisa SAB sr. unsec.
unsub. bonds 6 5/8s, 2040 (Mexico)	90,000	103,312

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	95,000	127,698

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	48,000	54,402

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	22,000	24,186

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	30,000	30,343

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	40,000	45,100

Lear Corp. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	40,000	42,100

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	17,000	18,681

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	15,000	17,341

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
NVR, Inc. sr. unsec. notes 3.95s, 2022	$65,000	$68,857

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85s, 2023	25,000	26,904

O’Reilly Automotive, Inc. company
guaranty sr. unsec. sub. notes 3.55s, 2026	45,000	47,182

Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.6s, 2026	55,000	57,928

Owens Corning company guaranty sr. unsec.
sub. notes 9s, 2019	94,000	108,883

Priceline Group, Inc. (The) sr. unsec.
notes 3.65s, 2025	16,000	16,949

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2026	50,000	51,250

QVC, Inc. company guaranty sr. notes 4.85s, 2024	50,000	51,758

S&P Global, Inc. company guaranty sr. unsec.
unsub. notes 4.4s, 2026	52,000	58,362

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	55,000	54,993

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	62,826

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	50,000	49,982

Vulcan Materials Co. sr. unsec.
unsub. notes 4 1/2s, 2025	20,000	21,351

		2,443,321
Consumer staples (1.4%)
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 4.9s, 2046	215,000	251,946

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 3.65s, 2026	25,000	26,781

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	39,844

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	110,000	140,698

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	148,955	187,430

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	14,004	14,071

Diageo Investment Corp. company
guaranty sr. unsec. notes 8s, 2022	74,000	97,877

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	150,000	204,356

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5 5/8s, 2042	85,000	103,057

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	32,000	34,398

Kraft Foods Group, Inc. company
guaranty sr. unsec. notes Ser. 144A, 6 7/8s, 2039	55,000	75,102

Kraft Foods Group, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2040	5,000	6,586

Kraft Heinz Foods Co. 144A company
guaranty sr. unsec. unsub. bonds 4 3/8s, 2046	120,000	126,903

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	90,000	111,830

McDonald’s Corp. sr. unsec.
unsub. notes Ser. MTN, 6.3s, 2038	75,000	99,190

Newell Brands, Inc. sr. unsec. unsub. notes 4.2s, 2026	105,000	113,825

Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4 7/8s, 2034	17,000	18,965

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15s, 2044	23,000	26,522

Walgreens Boots Alliance, Inc. sr. unsec.
bonds 3.45s, 2026	80,000	82,123

		1,761,504

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Energy (0.9%)
BP Capital Markets PLC company
guaranty sr. unsec. bonds 3.119s, 2026
(United Kingdom)	$70,000	$71,231

DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.7s, 2019	20,000	19,164

EOG Resources, Inc. sr. unsec.
unsub. notes 5 5/8s, 2019	30,000	33,147

EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4s, 2024	70,000	67,233

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	55,000	63,159

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	110,000	131,060

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	26,549

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	17,978

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05s, 2041	60,000	36,600

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.85s, 2115
(Brazil)	35,000	26,600

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6 3/4s, 2041
(Brazil)	35,000	28,088

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 5 3/8s, 2021
(Brazil)	130,000	119,074

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4 1/2s, 2026 (Mexico)	60,000	57,744

Pride International, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2040	120,000	84,162

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 8s, 2019	110,000	126,051

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	83,842

Tosco Corp. company guaranty sr. unsec.
notes 8 1/8s, 2030	72,000	96,103

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	42,000	39,533

		1,127,318
Financials (6.1%)
Aflac, Inc. sr. unsec. notes 6.45s, 2040	52,000	69,512

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	120,000	168,890

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	25,000	25,609

Air Lease Corp. sr. unsec. unsub. notes 3 3/8s, 2021	80,000	81,998

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	75,000	75,188

American Express Co. jr. unsec. sub. FRN Ser. C,
4.9s, perpetual maturity	45,000	42,470

American International Group, Inc. jr. unsec.
sub. FRB 8.175s, 2058	114,000	143,290

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	200,000	195,127

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	99,358

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	75,000	77,921

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity	32,000	32,480

Bank of America Corp. unsec. sub. notes 6.11s, 2037	150,000	177,861

Barclays Bank PLC 144A unsec. sub. notes 10.179s,
2021 (United Kingdom)	120,000	151,263

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.3s, 2043	73,000	80,519

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Financials cont.
BGC Partners, Inc. 144A sr. unsec. notes 5 1/8s, 2021	$10,000	$10,111

BPCE SA 144A unsec. sub. notes 5.15s, 2024
(France)	200,000	209,487

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	110,000	116,119

Capital One Financial Corp. unsec.
sub. notes 4.2s, 2025	80,000	82,243

CBRE Services, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2025	27,000	28,117

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2026	73,000	74,634

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95s, perpetual maturity	64,000	62,560

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s,
perpetual maturity	23,000	22,080

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025	40,000	41,200

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN
11s, perpetual maturity (Netherlands)	150,000	178,875

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	47,000	56,759

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022 R	122,000	132,563

EPR Properties company guaranty sr. unsec.
sub. notes 5 1/4s, 2023 R	50,000	52,910

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2024	35,000	35,394

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s,
perpetual maturity	29,000	26,970

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	238,000	307,221

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3 7/8s, 2025 R	60,000	60,367

Highwood Realty LP sr. unsec. unsub. notes 5.85s,
2017 R	135,000	138,821

Hospitality Properties Trust sr. unsec.
unsub. notes 4 1/2s, 2025 R	30,000	30,159

HSBC Holdings PLC unsec. sub. notes 6 1/2s, 2036
(United Kingdom)	200,000	238,602

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	200,000	219,714

International Lease Finance Corp. sr. unsec.
unsub. notes 6 1/4s, 2019	45,000	48,206

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.3s, perpetual maturity	35,000	34,869

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	110,000	112,200

KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	60,000	70,153

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	45,000	49,050

Liberty Mutual Insurance Co. 144A unsec.
sub. notes 7.697s, 2097	100,000	127,686

Lloyds Banking Group PLC 144A unsec.
sub. notes 5.3s, 2045 (United Kingdom)	245,000	252,457

Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8 7/8s, 2039	155,000	231,948

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	400,000	477,000

Mid-America Apartments LP sr. unsec. notes 4.3s,
2023 R	30,000	32,263

Nationwide Mutual Insurance Co. 144A unsec.
sub. notes 8 1/4s, 2031	60,000	83,837

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045	$35,000	$29,575

Nordea Bank AB 144A unsec. sub. notes 4 7/8s,
2021 (Sweden)	200,000	219,941

OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7s, 2033	56,000	64,928

Pacific LifeCorp 144A sr. unsec. notes 6s, 2020	30,000	33,537

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	33,000	36,360

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	228,000	209,190

Prudential Financial, Inc. jr. unsec. sub. FRN
5 5/8s, 2043	35,000	36,313

Prudential Financial, Inc. jr. unsec. sub. FRN
5.2s, 2044	137,000	133,575

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	45,334

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	132,031

Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65s, 2026 (Canada)	45,000	48,148

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 8s, perpetual maturity (United Kingdom)	215,000	200,488

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	65,000	66,228

Standard Chartered PLC 144A jr. unsec. sub. FRB
7.014s, perpetual maturity (United Kingdom)	200,000	202,000

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB 1.653s, 2037	306,000	252,823

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85s, 2039	40,000	54,338

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7 3/4s, 2026	40,000	55,074

UBS AG unsec. sub. notes 5 1/8s, 2024
(Switzerland)	360,000	369,155

VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.6s, 2024 R	90,000	90,675

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5 7/8s, perpetual maturity	65,000	68,900

Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	123,002

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	135,000	140,412

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB
6 1/2s, 2037	30,000	29,925

		7,708,013
Government (0.6%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7 5/8s, 2023
(Supra-Nation)	500,000	691,182

		691,182
Health care (0.3%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	10,000	10,478

Actavis Funding SCS company guaranty sr. unsec.
notes 4 3/4s, 2045 (Luxembourg)	10,000	10,501

Actavis Funding SCS company guaranty sr. unsec.
notes 3.45s, 2022 (Luxembourg)	5,000	5,193

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	48,000	65,103

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	30,000	31,469

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	55,000	57,097

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	10,000	10,350

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4 1/2s, 2027 R	20,000	19,800

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95s, 2024 R	70,000	72,826

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	$13,000	$14,260

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	34,000	38,767

		335,844
Technology (0.5%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	65,000	70,816

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35s, 2046	28,000	30,103

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45s, 2023	171,000	177,425

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	122,000	127,116

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	20,000	21,850

Oracle Corp. sr. unsec. unsub. notes 2.65s, 2026	205,000	205,514

		632,824
Transportation (0.3%)
Aviation Capital Group Corp. 144A sr. unsec.
unsub. notes 7 1/8s, 2020	35,000	39,725

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	104,853

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	51,690

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	2,948	2,998

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	11,306	11,575

Norfolk Southern Corp. sr. unsec.
unsub. bonds 6s, 2111	60,000	73,952

Southwest Airlines Co. 2007-1 Pass Through Trust
pass-through certificates Ser. 07-1, 6.15s, 2022	81,791	92,424

United Airlines 2014-2 Class A Pass Through Trust
sr. notes Ser. A, 3 3/4s, 2026	19,418	20,438

		397,655
Utilities and power (1.7%)
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.8s, 2035	55,000	66,132

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	1,000	1,005

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	15,000	19,443

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.2s, 2042	35,000	37,751

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	105,500

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8 3/8s, 2032	75,000	87,659

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	120,000	160,139

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 6s, 2114 (France)	100,000	106,001

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 5.6s, 2040 (France)	40,000	47,021

Emera US Finance LP 144A company
guaranty sr. unsec. notes 3.55s, 2026	45,000	46,046

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.6s, 2024	30,000	33,564

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	117,000	122,052

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	36,960

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45s, 2044	140,000	152,534

Iberdrola International BV company guaranty
sr. unsec. unsub. bonds 6 3/4s, 2036 (Spain)	30,000	39,480

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value

Utilities and power cont.
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	$40,000	$42,409

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.4s, 2044	16,000	15,788

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3 1/2s, 2021	40,000	40,143

Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.05s, 2019	30,000	30,313

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	10,000	14,016

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	55,000	70,039

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	60,000	66,514

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	55,000	74,533

Pacific Gas & Electric Co. sr. unsec.
unsub. notes 5.8s, 2037	30,000	39,030

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	37,000	37,364

Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974s, 2067	99,000	84,026

Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9 1/2s, 2019	135,000	157,937

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
6.35s, 2067 (Canada)	180,000	127,350

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	300,000	238,014

		2,098,763

Total corporate bonds and notes (cost $19,216,128)		$20,632,908

MORTGAGE-BACKED SECURITIES (1.6%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.901s, 2049	$285,000	$293,579
Ser. 14-GC21, Class AS, 4.026s, 2047	93,000	101,825

COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.896s, 2047	161,000	167,329
FRB Ser. 14-UBS6, Class C, 4.614s, 2047	68,000	65,215
Ser. 13-CR13, Class AM, 4.449s, 2023	100,000	110,416
Ser. 12-LC4, Class AM, 4.063s, 2044	89,000	97,215

Federal Home Loan Mortgage Corporation
FRB Ser. T-56, Class A, IO, 0.524s, 2043	569,736	9,459
FRB Ser. T-56, Class 2, IO, zero %, 2043	500,569	—

FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79s, 2023 (In default) †	14,822	1

JPMorgan Chase Commercial Mortgage Securities
Trust
Ser. 06-LDP8, Class A4, 5.399s, 2045	7,603	7,601
FRB Ser. 13-C10, Class C, 4.293s, 2047	109,000	109,414

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	26,701	27,270
Ser. 98-C4, Class H, 5.6s, 2035	48,753	49,403

Morgan Stanley Bank of America Merrill Lynch
Trust FRB Ser. 13-C11, Class C, 4.56s, 2046	77,000	83,385

Morgan Stanley Capital I Trust FRB Ser. 07-T27,
Class AJ, 5.82s, 2042	55,000	53,268

Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.704s, 2045	217,000	218,758

Morgan Stanley Re-REMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 5.246s, 2043	93,169	93,225

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8s, 2038	241,907	60,477

Wells Fargo Commercial Mortgage Trust
Ser. 12-LC5, Class AS, 3.539s, 2045	61,000	64,515

Putnam VT George Putnam Balanced Fund 11

MORTGAGE-BACKED SECURITIES (1.6%)* cont.	Principal amount	Value

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	$24,000	$24,535
Ser. 13-C18, Class AS, 4.387s, 2046	150,000	167,567
Ser. 13-UBS1, Class AS, 4.306s, 2046	101,000	112,325

WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.807s, 2044	82,000	84,198

Total mortgage-backed securities (cost $2,030,887)		$2,000,980

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$45,483

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	84,564

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	51,389

Total municipal bonds and notes (cost $125,189)		$181,436

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F	41	$105

Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F	702	1,990

Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F	1,021	4,677

Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F	1,481	6,784

Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F	770	3,805

Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F	1,662	11,488

Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F	12,559	32,214

Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F	15,881	40,735

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F	25,555	65,486

Total convertible preferred stocks (cost $185,871)		$167,284

SHORT-TERM INVESTMENTS (8.6%)	Shares	Value

Putnam Short Term Investment Fund 0.47% L	10,845,590	$10,845,590

Total short-term investments (cost $10,845,590)		$10,845,590

Total investments (cost $131,160,193)		$137,853,402

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $125,399,651.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $242,922, or 0.2% of net assets.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $7,498,528 to cover certain derivative contracts, and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

12 Putnam VT George Putnam Balanced Fund

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $4,028,053) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Canadian Dollar	Buy	7/21/16	$312,494	$311,105	$1,389

Barclays Bank PLC

	Canadian Dollar	Sell	7/21/16	427,522	420,736	(6,786)

Citibank, N.A.

	Euro	Sell	9/21/16	229,590	231,287	1,697

Credit Suisse International

	British Pound	Sell	9/21/16	797,744	863,461	65,717

JPMorgan Chase Bank N.A.

	British Pound	Sell	9/21/16	379,555	410,904	31,349

	Canadian Dollar	Sell	7/21/16	473,502	466,132	(7,370)

State Street Bank and Trust Co.

	British Pound	Buy	9/21/16	364,633	401,634	(37,001)

	Canadian Dollar	Sell	7/21/16	7,275	7,169	(106)

	Euro	Sell	9/21/16	303,152	305,423	2,271

	Israeli Shekel	Sell	7/21/16	254,774	260,900	6,126

UBS AG

	Euro	Sell	9/21/16	331,308	333,812	2,504

WestPac Banking Corp.

	Canadian Dollar	Sell	7/21/16	15,714	15,490	(224)

Total						$59,566

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/16 (proceeds receivable	Principal	Settlement
$4,204,414) (Unaudited)	amount	date	Value

Federal National Mortgage Association, 4s,
July 1, 2046	$1,000,000	7/14/46	$1,072,188

Federal National Mortgage Association, 3s,
July 1, 2046	1,000,000	7/14/46	1,037,578

Government National Mortgage
Association, 3 1/2s, July 1, 2046	1,000,000	7/20/46	1,061,172

Government National Mortgage
Association, 3s, July 1, 2046	1,000,000	7/20/46	1,045,156

Total			$4,216,094

Putnam VT George Putnam Balanced Fund 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$2,620,335	$143,331	$—

Capital goods	3,984,377	49,240	—

Communication services	4,189,901	—	—

Conglomerates	1,225,406	167,998	—

Consumer cyclicals	8,419,833	—	—

Consumer staples	9,231,574	—	37,504

Energy	5,182,528	486,792	—

Financials	11,216,873	338,859	38,134

Health care	9,680,471	—	—

Technology	14,167,812	85,112	—

Transportation	1,405,952	—	—

Utilities and power	3,016,000	340,217	—

Total common stocks	74,341,062	1,611,549	75,638

Convertible preferred stocks	—	—	167,284

Corporate bonds and notes	—	20,632,908	—

Mortgage-backed securities	—	2,000,980	—

Municipal bonds and notes	—	181,436	—

U.S. government and agency mortgage obligations	—	15,356,178	—

U.S. treasury obligations	—	12,640,777	—

Short-term investments	10,845,590	—	—

Totals by level	$85,186,652	$52,423,828	$242,922

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$59,566	$—

TBA sale commitments	—	(4,216,094)	—

Totals by level	$—	$(4,156,528)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $120,314,603)	$127,007,812

Affiliated issuers (identified cost $10,845,590) (Notes 1 and 5)	10,845,590

Foreign currency (cost $377) (Note 1)	377

Dividends, interest and other receivables	444,163

Receivable for shares of the fund sold	5,320

Receivable for investments sold	2,116,149

Receivable for sales of delayed delivery securities (Note 1)	3,153,369

Unrealized appreciation on forward currency contracts (Note 1)	111,053

Total assets	143,683,833

Liabilities

Payable to custodian	33,442

Payable for investments purchased	2,064,729

Payable for purchases of delayed delivery securities (Note 1)	11,610,309

Payable for shares of the fund repurchased	59,908

Payable for compensation of Manager (Note 2)	54,189

Payable for custodian fees (Note 2)	10,124

Payable for investor servicing fees (Note 2)	10,579

Payable for Trustee compensation and expenses (Note 2)	98,982

Payable for administrative services (Note 2)	488

Payable for distribution fees (Note 2)	12,357

Unrealized depreciation on forward currency contracts (Note 1)	51,487

TBA sale commitments, at value (proceeds receivable $4,204,414) (Note 1)	4,216,094

Other accrued expenses	61,494

Total liabilities	18,284,182

Net assets	$125,399,651

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$176,811,047

Undistributed net investment income (Note 1)	709,394

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,861,958)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,741,168

Total — Representing net assets applicable to capital shares outstanding	$125,399,651

Computation of net asset value Class IA

Net assets	$65,352,076

Number of shares outstanding	6,574,244

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.94

Computation of net asset value Class IB

Net assets	$60,047,575

Number of shares outstanding	6,055,750

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.92

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Interest (including interest income of $24,418 from investments in affiliated issuers) (Note 5)	$767,439

Dividends (net of foreign tax of $5,236)	629,419

Total investment income	1,396,858

Expenses

Compensation of Manager (Note 2)	326,826

Investor servicing fees (Note 2)	43,758

Custodian fees (Note 2)	10,253

Trustee compensation and expenses (Note 2)	5,677

Distribution fees (Note 2)	75,056

Administrative services (Note 2)	1,443

Auditing and tax fees	40,394

Other	24,156

Fees waived and reimbursed by Manager (Note 2)	(1,814)

Total expenses	525,749

Expense reduction (Note 2)	(3,539)

Net expenses	522,210

Net investment income	874,648

Net realized gain on investments (Notes 1 and 3)	696,640

Net realized loss on swap contracts (Note 1)	(47,272)

Net realized gain on foreign currency transactions (Note 1)	38,439

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	4,531

Net unrealized appreciation of investments and TBA sale commitments during the period	2,137,775

Net gain on investments	2,830,113

Net increase in net assets resulting from operations	$3,704,761

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Decrease in net assets

Operations:

Net investment income	$874,648	$1,914,410

Net realized gain on investments and foreign currency transactions	687,807	10,108,613

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	2,142,306	(13,162,835)

Net increase (decrease) in net assets resulting from operations	3,704,761	(1,139,812)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,324,359)	(1,500,248)

Class IB	(1,070,801)	(1,246,985)

Decrease from capital share transactions (Note 4)	(6,140,431)	(20,189,940)

Total decrease in net assets	(4,830,830)	(24,076,985)

Net assets:

Beginning of period	130,230,481	154,307,466

End of period (including undistributed net investment income of $709,394 and $2,229,906, respectively)	$125,399,651	$130,230,481

* Unaudited.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/16†	$9.83	.07	.24	.31	(.20)	(.20)	$9.94	3.21*	$65,352	.36 * [g]	.76* [g]	109 * [e]

12/31/15	10.12	.15	(.24)	(.09)	(.20)	(.20)	9.83	(.96)	67,397.72		1.45	223 [e]

12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215 [e]

12/31/13	8.00	.15	1.31	1.46	(.17)	(.17)	9.29	18.46	83,435.73		1.74	79 [f]

12/31/12	7.25	.15	.77	.92	(.17)	(.17)	8.00	12.77	82,153.74		1.99	87 [f]

12/31/11	7.21	.15	.06	.21	(.17)	(.17)	7.25	2.88	83,017.74		2.07	100 [f]

Class IB

6/30/16†	$9.79	.06	.24	.30	(.17)	(.17)	$9.92	3.13*	$60,048	.48* [g]	.64* [g]	109* [e]

12/31/15	10.08	.12	(.24)	(.12)	(.17)	(.17)	9.79	(1.23)	62,833.97		1.20	223 [e]

12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215 [e]

12/31/13	7.97	.13	1.30	1.43	(.15)	(.15)	9.25	18.09	83,799.98		1.49	79 [f]

12/31/12	7.22	.13	.77	.90	(.15)	(.15)	7.97	12.54	91,133.99		1.74	87 [f]

12/31/11	7.17	.13	.07	.20	(.15)	(.15)	7.22	2.77	95,989.99		1.82	100 [f]

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	187%

December 31, 2012	209

December 31, 2011	233

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2)

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably

18 Putnam VT George Putnam Balanced Fund

available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value

Putnam VT George Putnam Balanced Fund 19

of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $35,720 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $58,983,503 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$25,210,090	N/A	$25,210,090	12/31/16

33,773,413	N/A	33,773,413	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $131,724,954, resulting in gross unrealized appreciation and depreciation of $11,771,147 and $5,642,699, respectively, or net unrealized appreciation of $6,128,448.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of

20 Putnam VT George Putnam Balanced Fund

the shares of the fund. Approximately 38.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.261% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $1,814.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$22,630
Class IB	21,128

Total	$43,758

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $14 under the expense offset arrangements and by $3,525 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $93, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$75,056

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA
commitments (Long-term)	$133,955,743	$140,851,761

U.S. government securities (Long-term)	—	—

Total	$133,955,743	$140,851,761

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT George Putnam Balanced Fund 21

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	110,267	$1,062,840	101,101	$1,026,330	129,745	$1,236,697	110,544	$1,105,702

Shares issued in connection with
reinvestment of distributions	136,673	1,324,359	147,517	1,500,248	110,734	1,070,801	122,856	1,246,985

	246,940	2,387,199	248,618	2,526,578	240,479	2,307,498	233,400	2,352,687

Shares repurchased	(525,655)	(5,058,392)	(1,123,500)	(11,296,083)	(599,610)	(5,776,736)	(1,370,002)	(13,773,122)

Net decrease	(278,715)	$(2,671,193)	(874,882)	$(8,769,505)	(359,131)	$(3,469,238)	(1,136,602)	$(11,420,435)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$11,927,885	$11,786,481	$12,868,776	$24,418	$10,845,590

Total	$11,927,885	$11,786,481	$12,868,776	$24,418	$10,845,590

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$—*

Forward currency contracts (contract amount)	$4,200,000

OTC total return swap contracts (notional)	$170,000

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$111,053	Payables	$51,487

Total		$111,053		$51,487

22 Putnam VT George Putnam Balanced Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$—	$30,288	$—	$30,288

Equity contracts	(5,278)	—	(47,272)	$(52,550)

Total	$(5,278)	$30,288	$(47,272)	$(22,262)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$4,438	$—	$4,438

Equity contracts	—	31,571	$31,571

Total	$4,438	$31,571	$36,009

Putnam VT George Putnam Balanced Fund 23

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$1,389	$—	$1,697	$65,717	$31,349	$8,397	$2,504	$—	$111,053

Total Assets	$1,389	$—	$1,697	$65,717	$31,349	$8,397	$2,504	$—	$111,053

Liabilities:

Forward currency contracts#	—	6,786	—	—	7,370	37,107	—	224	51,487

Total Liabilities	$—	$6,786	$—	$—	$7,370	$37,107	$—	$224	$51,487

Total Financial and Derivative Net Assets	$1,389	$(6,786)	$1,697	$65,717	$23,979	$(28,710)	$2,504	$(224)	$59,566

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$1,389	$(6,786)	$1,697	$65,717	$23,979	$(28,710)	$2,504	$(224)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/ (depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

24 Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund 25

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your

26 Putnam VT George Putnam Balanced Fund

fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile

Putnam VT George Putnam Balanced Fund 27

representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 144, 139 and 130 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders		H504
of Putnam VT George Putnam Balanced Fund.	VTSA021 301617	8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016